                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
          ------------------------------------------------------------

                                    FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       -------------------------------------------------------------------
         Date of Report (Date of earliest event reported): June 24, 2005

                            GLOBALOPTIONS GROUP, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

          Nevada                      333-117495                 73-1703260
 ---------------------------      -----------------------    -------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
   of incorporation)                                         Identification No.)

     75 Rockefeller Plaza, 27th Floor
            New York, New York                                        10019
 ----------------------------------------                           ----------
 (Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

                       Creative Solutions with Art, Inc.
                       ---------------------------------
          (Former name or former address, if changed since last report)

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         Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to  Rule  13e-4  (c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and restates Item 9.01 of the current  report on Form 8-K dated June 24, 2005 and filed on June 30, 2005 as follows:

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

            (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.  In accordance with
Item  9.01(a),  our  audited  financial  statements  for the fiscal  years ended
December 31, 2004 and 2003 will be filed by an amendment to this Current  Report on Form 8-K as soon as  practicable,  but in no event  later  than 71 days after this Report on Form 8-K is required to be filed.

            (b)  PRO  FORMA  FINANCIAL  INFORMATION.  In  accordance  with  Item
9.01(b),  our pro forma  financial  statements  will be filed by an amendment to this Current  Report on Form 8-K as soon as  practicable,  but in no event later than 71 days after this Report on Form 8-K is required to be filed.

            (c) EXHIBITS.

            The exhibits listed in the following Exhibit Index are filed as part of this Report.

            EXHIBIT NO.                       DESCRIPTION
            -----------                       -----------
              2.1         Agreement  and Plan of Merger,  dated  June 24,  2005,
                          among Creative  Solutions,  GlobalOptions  Acquisition
                          Corp. and GlobalOptions, Inc.*

              3.1         Certificate of Amendment to Articles of  Incorporation
                          changing name of Registrant  to  GlobalOptions  Group,
                          Inc.*

              3.2         Certificate of Designations,  Powers,  Preferences and
                          Other   Rights   and   Qualifications   of   Series  A
                          Convertible Preferred Stock.*

              4.1         Form of Four-Year  Warrant to Purchase Common Stock at
                          $2.00 per share.*

              4.2         Form of Four-Year  Warrant to Purchase Common Stock at
                          $2.50 per share.*

             10.1         2004 Non-Statutory Stock Option Plan.*

             10.2         Employment  Agreement,  dated as of January 29,  2004,
                          between Harvey W. Schiller,  Ph.D. and  GlobalOptions,
                          Inc., assigned to and assumed by GlobalOptions  Group,
                          Inc.*

             10.3         Letter  Agreement  among  GlobalOptions  Group,  Inc.,
                          GlobalOptions,  Inc. and Harvey W. Schiller,  pursuant
                          to  which   GlobalOptions   Group,  Inc.  assumed  Dr.
                          Schiller's   original   employment    agreement   with
                          GlobalOptions, Inc.*

             10.4         Employment  Agreement,  dated as of January 24,  2002,
                          between Neil C. Livingstone,  Ph.D. and GlobalOptions,
                          Inc.*

             10.5         Employment  Agreement,  dated as of January 24,  2002,
                          between Thomas P. Ondeck and GlobalOptions, Inc.*

             10.6         Form of Lock-Up letter between GlobalOptions Group and
                          certain pre-merger stockholders.*

                                       2

             10.7         Form of Lock-Up letter between GlobalOptions Group and
                          former GlobalOptions stockholders.*

             10.8         Form of Private Placement Subscription Agreement.*

             16           Letter from Sherb & Co., LLP.

             99.1         Press Release  issued by  GlobalOptions,  Inc. on June
                          27, 2005.*

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*   Previously filed.

                                       3

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 8, 2005                     GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller, Ph.D.
                                            ---------------------------------
                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer